ARMOUR RESIDENTIAL REIT, Inc.
Company Update
May 8, 2012

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 177,948,890 shares of common stock outstanding (NYSE: "ARR").
- Market capitalization of $ 1.24 billion.
- Additional paid-in capital estimate: $1.24 billion.

Dividend Policy and Taxable REIT Income

- ARMOUR pays dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q2 2012 monthly dividend rate is $0.10 per month.

Q2 2012	April	May	June
Record Date	16th	15th	15th
Payment Date	27th	30th	28th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs. No yield smoothing.
- Hedge positions are marked-to-market daily (GAAP/TAX differences).
- Non-Executive Board Chairman.

ARMOUR REIT Manager and Fee Structure

- ARMOUR REIT is externally managed by ARMOUR Residential Management LLC.
- Accretive fee structure: effective fee percentage declines as equity increases.
  - Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity.
  - Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity.

ARMOUR RESIDENTIAL REIT

ARMOUR Balance Sheet Targets

Assets

ARMOUR invests in Agency mortgage securities.

Duration

Net balance sheet weighted average duration target of 1.5 or less.

- 2.62 gross asset duration.
- 0.38 net balance sheet duration after the effect of derivatives.

Hedging

Hedge a minimum of 40% of fixed rate assets and funding rate risk.

- $6.37 billion in derivatives.
  - 57.1% of REPO borrowings hedged.
  - 3.88 hedge duration

Liquidity

Hold 40% of unlevered equity in cash between prepayment periods.

- $679.7 million in total liquidity (54.8% of additional paid-in capital).
  - $253.5 million in true cash (20.4% of additional paid-in capital).
  - $240.0 million in unlevered securities (19.4% of additional paid-in capital).
  - $186.2 million in short term Agency P&I (15.0% of additional paid-in capital).

Leverage

Debt to equity target of 9.0x vs. additional paid-in capital ("APIC").

- $11.02 billion in net REPO borrowings or 8.91x APIC.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Strategy and Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Low Duration Agency Securities**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Diversify Broadly**
  - Diversification limits idiosyncratic pool risk.
  - 991 cusips.
- **Highly Liquid Assets**
  - Purchase those Agency Securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities.
  - No collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators.
    - Dealer inventories.
    - Bid lists.
- **Loan Analysis – Inelasticity vs. Elasticity**
  - **Credit work on non-credit assets.**
  - Original and current loan balance.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool Analysis**
  - NO TBA pools – Only specified pools.
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.

ARMOUR Portfolio Composition

ARM & Hybrid Securities Months to Reset	Current Value (millions)	Percentage of ARM & Hybrid Securities	Weighted Average Net/Gross Coupon	Weighted Average Months to Reset
0-18	$ 84.2	3.3%	4.11/4.60	12
19-36	$ 300.9	11.9%	4.24/4.71	31
37-48	$ 308.0	12.2%	3.43/3.89	42
49-60	$ 233.1	9.2%	3.93/4.34	55
61-84	$ 776.2	30.7%	3.47/3.91	69
85-120	$ 825.9	32.7%	3.76/4.19	109
Total	**$ 2,528.3**	**100.0%**	**3.72/4.16**	**71**

Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less	$ 39.6	0.4%	3.63/3.98
Fixed Rates Maturing Beween 121 and 180 Months	$ 2,490.0	26.0%	3.62/3.98
Fixed Rates Maturing Beween 181 and 240 Months	$ 7,063.0	73.6%	3.66/4.09
Total	**$ 9,592.5**	**100.0%**	**3.65/4.06**

Information as of 5/7/2012. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates ("CPR")

Monthly Portfolio
Constant Prepayment Rate



Prior Quarters
Current Months
25
20
15
10
5
0
8.6
14.5
15.6
11.1
10.8
11.7
9.3
12.4
19.3
14.3
9.9
9.9
9.9
8.3
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
January 2012
February 2012
March 2012
April 2012
May 2012

May 2012
Agency Asset Class CPR



25
20
15
10
5
0
19.8
18.0
10.2
3.3
8.3
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$ 2,528.3	104.0%	105.6%	3.72/4.16	-0.61
Fixed Rates Maturing in 120 Months or Less	$ 39.6	102.7%	105.9%	3.63/3.98	2.18
Fixed Rates Maturing Beween 121 and 180 Months	$ 2,490.0	104.5%	106.1%	3.62/3.98	2.34
Fixed Rates Maturing Beween 181 and 240 Months	$ 7,063.0	105.0%	106.0%	3.66/4.09	3.88
Total or Weighted Average	**$ 12,120.9**	**104.7%**	**105.9%**	**3.66/4.08**	**2.62**

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 12,120.9	2.62
Interest Rate Swaps & Eurodollar Futures	$ 5,571.0	-3.93
Interest Rate Swaptions	$ 800.0	-3.56
Net Balance Sheet Duration		**0.38**

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Information as of 5/7/2012. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR Derivatives Detail

Derivative Type [1]	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)	Weighted Average Rate
Interest Rate Swap	0-12 Months	8	$ 20.0	0.53
Interest Rate Swap	13-24 Months	21	$ 290.0	1.09
Interest Rate Swap	25-36 Months	34	$ 305.0	1.59
Interest Rate Swap	37-48 Months	44	$ 2,675.0	1.12
Interest Rate Swap	49-60 Months	55	$ 2,150.0	1.02
Eurodollar Futures	0-41 Months	22	$ 131.0	1.82
Interest Rate Swaptions	0-12 Months	12	$ 800.0	1.97
Total or Weighted Average		**42**	**$ 6,371.0**	**1.22**

	Amount (millions)	% Hedged
Non-ARM Assets	$12,036.6	52.9%
Net Repo Balance	$11,022.2	57.8%

(1) Derivatives consist of interest rate swaps, interest rate swaptions and Eurodollar futures.

Active swap counterparties include:
Citibank, N.A., Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 5/7/2012. Some totals may not foot due to rounding.

ARMOUR REPO Composition

REPO Counter-Party[1]	Principal Borrowed (millions)	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
1 Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 766.0	6.9%	31	92
2 Mitsubishi UFJ Securities (USA), Inc.	$ 728.6	6.5%	15	92
3 Deutsche Bank Securities Inc.	$ 666.8	6.0%	12	45
4 J.P. Morgan Securities LLC	$ 648.7	5.8%	17	70
5 Wells Fargo Bank, N.A.	$ 636.2	5.7%	14	39
6 RBS Securities Inc.	$ 586.8	5.3%	12	39
7 ICBC Financial Services LLC	$ 572.2	5.1%	16	42
8 Goldman, Sachs & Co.	$ 522.8	4.7%	17	44
9 BNP Paribas Securities Corp.	$ 509.0	4.6%	5	21
10 South Street Securities LLC	$ 485.3	4.3%	6	36
11 Gleacher & Company Securities, Inc.	$ 483.4	4.3%	21	77
12 Barclays Capital Inc.	$ 480.8	4.3%	13	39
13 Pierpont Securities LLC	$ 462.7	4.1%	6	23
14 Citigroup Global Markets Inc.	$ 409.1	3.7%	6	23
15 CRT Capital Group LLC	$ 397.8	3.6%	6	23
16 UBS Securities LLC	$ 396.2	3.5%	14	36
17 The Bank of Nova Scotia	$ 373.4	3.3%	17	45
18 ING Financial Markets LLC	$ 354.4	3.2%	18	42
19 Cantor Fitzgerald & Co. Inc.	$ 347.7	3.1%	21	39
20 Daiwa Securities America Inc.	$ 278.9	2.5%	7	23
21 Credit Suisse Securities (USA) LLC	$ 272.6	2.4%	10	25
22 Guggenheim Securities, LLC	$ 248.6	2.2%	19	39
23 Nomura Securities International, Inc.	$ 237.3	2.1%	12	39
24 Mizuho Securities USA Inc.	$ 210.2	1.9%	6	22
26 The Princeridge Group LLC	$ 86.5	0.8%	9	28
Total or Weighted Average	**$ 11,162.1**	**100.0%**	**14**	

Weighted Average Haircut	**4.79%**
Weighted Average Repo Rate	**0.36%**

May Paydowns	**$ (139.9)**
Total REPO after Paydowns	**$ 11,022.2**
Debt to Equity[2] Ratio after Paydowns	**8.91**

(1) ARMOUR has signed MRAs with 31 counterparties.

(2) Equity is defined as additional paid-in capital.

Information as of 5/7/2012.
Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340